
EXHIBIT 10.72


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                                         Asterisks denote such omissions.
                                    1998 EXECUTIVE INCENTIVE COMPENSATION PLAN
                                                  Fiscal Year 1998
                                                  Effective 7/1/97
                             SJL(1)        AAS(1)        EGW(1)        RMS(1)         ML         ML       RJZ(1)   PME(1)
                                                                                    CASH(1)   OPTIONS(1)
Consolidated Net Revenues
FY 1998 over FY 1997
******   ******           $40,000 base  $30,000 base  $20,000 base  $10,000 base
******   ******           125% of base  125% of base  125% of base  125% of base
******   ******           150% of base  150% of base  150% of base  150% of base
******   ******           175% of base  175% of base  175% of base  175% of base
******   ******           200% of base  200% of base  200% of base  200% of base
Consolidated Pretax Income
   (before bonus)
FY 1998 over FY 1997
******   ******           $75,000 base  $55,000 base  $40,000 base  $10,000 base
******   ******           125% of base  125% of base  125% of base  125% of base
******   ******           150% of base  150% of base  150% of base  150% of base
******   ******           175% of base  175% of base  175% of base  175% of base
******   ******           200% of base  200% of base  200% of base  200% of base
Successful Acquisition/Sale
         (Each)              $25,000      $22,500       $15,000          -
Stock Price - 4th fiscal
quarter average closing
******   ******              $10,000      $10,000       $ 5,000       $2,500
******   ******               15,000       15,000         7,500        3,750
******   ******               20,000       20,000        10,000        5,000       $ 7,500
******   ******               30,000       30,000        12,500        6,250        10,000


(1)Not cumulative in column.


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
 Asterisks denote such omissions.


                             SJL(1)        AAS(1)        EGW(1)        RMS(1)         ML         ML       RJZ(1)   PME(1)
                                                                                    CASH(1)   OPTIONS(1)
LIBERTY
   Revenues
       ********** ...     $   2,500      $ 2,500       $ 1,000       $ 1,000       $10,000      5,000
       ********** ...         5,000        5,000         2,000         2,000        20,000      7,500
       ********** ...         7,500        7,500         3,000         3,000        30,000     10,000
       ********** ...        10,000       10,000         4,000         4,000        40,000     12,500

Pre-Tax Income
(before bonus)
      ********** ....            --           --            --            --       $30,000     10,000
***************** ...   $    10,000      $10,000       $ 5,000       $ 5,000        30,000     10,000
PMH (includes AZO)
  Net Revenues
 ****** . **********                                                 $ 5,000                            $ 5,000
 ****** . **********                                                  10,000                             10,000
 ****** . **********                                                  20,000                             20,000
 ****** . **********                                                  25,000                             25,000
Pretax Income
(before bonus)
 ****** . **********                                                 $ 5,000                            $ 5,000
 ****** . **********                                                  20,000                             20,000
 ****** . **********                                                  30,000                             30,000
 ****** . **********                                                  40,000                             40,000
Product Introduction
(each new concept) ..                                                $10,000                            $ 5,000
Acquisition
(product line, each)                                                 $15,000                            $ 5,000


(1)Not cumulative in column.


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
 Asterisks denote such omissions.


                             SJL(1)        AAS(1)        EGW(1)        RMS(1)         ML         ML       RJZ(1)   PME(1)
                                                                                    CASH(1)   OPTIONS(1)
PMP
  Rx Net Revenues
 ****** . **********                                                                                              $5,000
 ****** . **********                                                                                               7,500
 ****** . **********                                                                                              10,000
Rx Pretax Income
(includes full intangible
charges)                                                                                                          $7,500
 ***********                                                                                                      10,000
 ***********                                                                                                      25,000
 ***********
URISED Production
(No quarter-end backlog)                                                                                          $5,000
Acquisition Rx                                                                                                    $5,000
Fiscal 1998
*************                                                                                                    $10,000
*************                                                                                                     10,000









(1)Not cumulative in column.